METROPOLITAN SERIES FUND, INC.

Franklin Templeton Small Cap Growth Portfolio

Supplement dated January 5, 2009

to Statement of Additional Information dated April 28, 2008 (the “SAI”)

The Board of Directors of Metropolitan Series Fund, Inc. (the “Fund”) has approved a change of subadviser for the Franklin Templeton Small Cap Growth Portfolio from Franklin Advisers, Inc. to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to be effective January 5, 2009, pursuant to a new subadvisory agreement between the Fund’s investment adviser, MetLife Advisers, LLC and Loomis Sayles. Effective January 5, 2009, the name of the Franklin Templeton Small Cap Growth Portfolio will change to Loomis Sayles Small Cap Growth Portfolio and references in the SAI to Franklin Templeton Small Cap Growth Portfolio are revised to reflect the Portfolio’s new name. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to such Portfolio by its original name in their forms and communications until such documents can be revised.

In addition, the following changes to the SAI with respect to the Franklin Templeton Small Cap Growth Portfolio subadviser change are effective January 5, 2009:

Investment Policies

In the section of SAI entitled “Investment Policies,” all references to Franklin Templeton Small Cap Growth Portfolio are deleted.

Advisory Arrangements

In the section of the SAI entitled “Advisory Arrangements,” the following subsections are revised as indicated:

In the subsection entitled “Advisory Structure,” all references to Franklin Templeton Small Cap Growth Portfolio are deleted. This subsection is also amended to reflect that Loomis Sayles is the subadviser to both Loomis Sayles Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio.

The subsection entitled “Advisory Fee Waivers” is amended to reflect that MetLife Advisers has voluntarily agreed, for the period January 5, 2009 through April 30, 2009, to reduce its advisory fee for Loomis Sayles Small Cap Growth Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio’s average daily net assets and 0.80% for amounts over $100 million. This voluntary waiver may be terminated by MetLife Advisers at any time.

The subsection entitled “Subadvisory Fees” is amended to reflect that, effective January 5, 2009, MetLife Advisers pays Loomis Sayles the following annual percentage rates for providing subadvisory services to the Loomis Sayles Small Cap Growth Portfolio: 0.55% for the first $100 million of the Portfolio’s average daily net assets, 0.50% for the next $100 million, 0.40% for the next $300 million and 0.45% for amounts over $500 million.

Portfolio Managers

In the section of the SAI entitled “Portfolio Mangers,” all references to Franklin Templeton Small Cap Growth Portfolio are deleted and the information for Loomis Sayles portfolio managers John J. Slavik and Mark F. Burns is updated as of September 30, 2008, as follows:

Loomis Sayles Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
John J. Slavik	Registered investment companies	1	$124,641,494	0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts	15	$20,804,561	0	N/A
Mark F. Burns	Registered investment companies	1	$124,641,494	0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts	12	$20,426,555	0	N/A

In addition, as of September 30, 2008, neither Messrs. Slavik nor Burns beneficially owned equity securities of any Fund Portfolio for which either serves as Portfolio Manager.

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